

eXoZymes

Leading the biomanufacturing revolution

Breakthrough technology.

Unmatched scaling capability.

Accelerating time-to-market.

eXoZymes' Safe Harbor

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on certain assumptions and describe the company's future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "will," "should," "would," "could," "seek," "intend," "plan," "goal," "project," "estimate," "anticipate," "strategy," "future," "likely" or other comparable terms, although not all forward-looking statements contain these identifying words. All statements other than statements of historical facts included in this presentation regarding the company's strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Actual results could differ materially for a variety of reasons. You should carefully consider the risks and uncertainties described in the "Risk Factors" section of eXoZymes' quarterly reports on Form 10-Q, annual reports on Form 10-K, and other documents filed by eXoZymes from time to time by the company with the Securities and Exchange Commission. These filings identify and address important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and eXoZymes assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. eXoZymes does not give any assurance that it will achieve its expectations.



enzymes × AI = exozymes

The problem

We all hoped for synthetic biology to change the world...

Resources via conventional methods



Plant-derived chemicals



Petroleum-based chemicals



Cell-based synthetic biology

Problems with conventional methods





Plant-derived chemicals

Depleting natural resources

Petroleum-based chemicals

Polluting and toxic

~~Cell-based synthetic biology~~

Rarely makes it to commercial scale

We all hoped for SynBio to change the world…

Cell-free finally unlocks the potential

Traditional SynBio

Limited by cellular constraints

Complex optimization required

Cell-Free Technology

No cellular limitations

Direct enzyme utilization

Market Potential

Unlimited scalability

Broader applications

Our cell-free approach eliminates traditional bottlenecks, enabling true commercial scale.

Old SynBio paradigm: How cells make chemicals


Sugar/Feedstock
Cell

Top reasons why SynBio / cells / fermentation is not ideal

1

Cells are, by evolution, designed to only do things that help the cell survive, grow, and replicate. They do not want to produce chemicals they do not need.

2

The cells often get sick or die from the toxic chemicals or the intermediates. Resulting in scaling problems and low titer results.

3

Most SynBio projects commercially fail because the isolation cost to extract the pure chemical from the cell slurry, is higher than the value of the chemical itself.

Our Solution

The ingenuity of biology + the power of AI-driven enzyme engineering + the scalability of chemical production

How are **exozymes** different to **synthetic biology**?



Old SynBio paradigm: How cells makes chemicals

eXoZymes


Sugar/Feedstock
Cell

Why not just liberate the Enzymatic Pathway from the cell?



Former belief system:
Enzyme Pathways do not function outside of cells…

exozymes

Cell-based enzymes - vs - exozyme biosolutions

cell-based synbio


Sugar/Feedstock

exozyme biosolutions

= exozymes (AI-optimized enzymes)
+ production pathways helper modules


Biomass/Sugar/
Feedstock
Cell-free Exozyme Pathway
& Support Modules
Chemistry
Product

- Engineering-level control
- Efficient use of feedstock
- High titer/yield
- Works and scales like chemistry

Enabling chemical and drug companies to turn natural resources into valuable chemicals **sustainably and affordably, including new kinds of chemistry**

From prototype idea to commercial feasibility in weeks or months

1 — Idea
Picking the most promising molecule
0% asset maturity

2 — Proof-of-Concept
Concept validation
25% asset maturity

3 — Lab Scale
Process optimization
50% asset maturity in months

4 — Pilot Scale
Commercial validation
75% asset maturity

5 — Commercial Scale
Full market deployment
100% asset maturity

Our technology shrinks timelines from years to months
dramatically accelerating the time-to-market.

Proven scale-up:
Kilo scale already mastered



POC & Lab Scale

Milligrams to grams

Pilot Scale

Kilos

Production Scale

Ton scale

De-risking: SynBio versus cell-free


High risk
Low risk
25%
50%
75%
100%
Current SynBio methods
Proof-of-Concept
Lab scale
Pilot scale
Commercial scale
Cell-free biosolutions
Project phases to completion

De-risking: SynBio versus cell-free


High risk
Low risk
25%
50%
75%
100%
Current SynBio methods
Competitive advantage
Proof-of-Concept
Lab scale
Pilot scale
Commercial scale
Cell-free biosolutions
Project phases to completion

What’s the business model?

Business model overview

A capital-light platform-of-platforms approach

Core Technology Platform

Enzyme engineering and cell-free production tech form the foundation

Multiple Revenue Streams

Grants, contracts, equity stakes, licensing fees, royalties, and enzyme sales



Target Identification

Select high-value natural products with clear market need and product advantage

Spinout Formation

Develop and package technology into dedicated companies with exclusive rights rights for specific applications

External Financing

Attract specialized investors, strategic partners, and non-dilutive funding

This model maximizes financial leverage while maintaining significant upside potential through multiple commercialization pathways.

Focusing on high-value natural products with pharmaceutical potential and extraordinary business cases

Natural Health Products


botanical boost
botanical boost
botanical boost

- $500-$5,000/kg compounds
- Rapidly growing market

Pharmaceutical Analogs



- $5,000-$500,000+/kg compounds
- Higher barriers to entry

Pipeline of high-value business opportunities

eXoZymes is strategically building a portfolio of high-value business opportunities, creating ownership stakes in companies, JVs and JVs and partnerships that leverage our breakthrough technology for competitive advantages in billion-dollar markets.

NCT (Over-the-Counter)

- OTC benefit: Burns visceral fat, boosts metabolic health
- Healthy living + longevity markets represent a $99B TAM opportunity
- Initial product market entry planned for Q4 2026

NCT (Pharma)

- More potent than natural versions; strong pharma exit candidate
- Billion-dollar exit potential (3-5 years)
- Addresses obesity, fatty liver (MASLD), and IBD

Santalene Natural Product

- High-value aromatic molecule; current production limited and costly
- $163M market (2023), 7% CAGR
- Biosolution financed by $3M NSF grant

Cannabinoid-like pharmaceuticals

- Novel, non-psychoactive molecules for anti-obesity & pain
- Supported by US federal grants and DEA approval
- Exclusive EXOZ capability for optimized new-to-nature analogs

Total Addressable Markets (TAM)

Asset	Application	TAM	Stage	Spinout, JV or Partering Status
NCT (OTC)	Health Supplements	$99B	Finishing lab scale	NCTx Spinout launched
NCT (pharma)	Metabolic health + obesity + NAFLD + IBS	$65B	Preclinical	Partner conversations
Cannabinoid-like molecules	Medical & consumer	$5.3B	Scale-up	Launching
Santalene	Flavors & fragrances	$163M + opens new markets	Lab scaling	Gov grant

Selection of valuable molecules

Traditional chemistry

- Complex synthesis steps
- Highly polluting
- High energy requirements
- $$$ Cost

Natural extraction

- Limited natural sources
- Environmental impact
- Supply chain vulnerabilities
- $$$$ Cost

Exozymes platform

- Single-step conversions
- Engineering level control
- Sustainable process
- $ Cost

AI-driven enzyme engineering meets cell-free biomanufacturing

AI design

- Large Language Models used to upgrade enzymes to become become exozymes
- Continuous loop of generating data to increase LLM prediction quality

Rapid testing

- Thousands of variants tested weekly
- Millions of data points generated per experiment - fed back to the LLM model



Asymmetric upside

Non-Dilutive Grants

$17M+ secured to date

Partly funds core R&D without dilution

Strategic Partnerships

Product co-development

Shared commercialization journey

Proprietary Assets

12+ patent families

Exclusive molecule rights

Leveraging external funding, partnerships and IP to build significant shareholder value

About us



Damien
Perriman
CCO

Paul
Opgenorth,
PhD
VP of
Development

Tyler
Korman,
PhD
VP of
Research

Michael
Heltzen
CEO

Fouad
Nawaz
VP of
Finance

Zachary
Karl, PhD
VP of Business
Development

Lasse H.
Görlitz
VP of
Comms

eXoZymes

Background

- **Location**: Los Angeles, CA.
- **Size**: 30 FTEs and a very large support system.
- **2019**: UCLA spin-out - **Big Idea** status = MDB Capital backed.
- **2020**: POC projects and technology platform development.
- **2023**: AI/ML and state-of-the-art enzyme engineering capabilities.
- **2024**: Commercial CEO, focus strategy, rebranding, and Nasdaq IPO
- **2025**: Applications and traction with **powered by exozymes** (NCTx, etc.)

The market leader of cell-free biomanufacturing


GEN
Biotechnology
Seeking Clarity in the Cell-Free Space
The State of Gene Therapy for Rare Diseases
FGF Bioactivity Using Live-Cell Imaging
How Did Scientists Become the Enemy?
Mary Ann Liebert, Inc. publishers


CHEMICAL ENGINEERING
Issues Webinars White Papers Events Podcasts
Enzyme engineering breaks out of the cell
A new approach to enzyme engineering has overcome many of the operating challenges associated with large-scale bio-based manufacturing processes by designing enzymes that can thrive outside living cells, eliminating complexity and improving reaction yields...


GENEDGE
What's in a Name: Out with Invizyne In with eXoZymes
Developer of sustainable cell-free enzyme technology pursuing uses that include active ingredients for nutraceuticals and pharmaceuticals, CEO Michael Heltzen tell GEN Edge


yahoo/finance
My Portfolio News Markets Research Personal Finance Videos Watch Now
BioClick – an enzyme engineering game-changer, launched by eXoZymes and supported by a $300K NIH grant
eXoZymes Inc.
April 10, 2025 · 4 min read
In This Article:
EXOZ

The **future** of **biomanufacturing** is **cell-free**.

And the **future** is **bright**!

Michael Heltzen, CEO
ir@exozymes.com